SEC File No. 33-36962

                       MAINSTAY INSTITUTIONAL FUNDS INC.
                               Asset Manager Fund

                      Supplement dated December 20, 1999 to
            the Statement of Additional Information dated May 1, 1999

     This Supplement to the Statement of Additional Information ("SAI") supplements the information contained in the Company's Prospectus dated May 1, 1999, as supplemented on December 20, 1999 (the "Prospectus"), and should be read in conjunction with the Prospectus.

     The following is hereby added to the section titled "Investment Practices and Instruments Common to Multiple Funds," on page 24 of the SAI:

          Real Estate Investment Trusts

          The Asset Manager Fund may invest in securities issued by equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real-estate related loans. REITs are similar to holding companies in that they are essentially holding companies that rely on professional managers to supervise their investments. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

          Investment in REITs may be subject to many of the same risks as a direct investment in real estate. This is due to the fact that the value of the REIT may be affected by the value of the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination zoning and natural disasters.

     The following replaces the first three paragraphs under the section titled "Special Considerations for EAFE Index Fund, Indexed Equity Fund, Asset Manager Fund and Indexed Bond Fund" on page 37 of the SAI:

          Standard & Poor's(R), "S&P" 500(R), "S&P(R)", "Standard & Poor's 500", "500", "S&P MidCap 400 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital. S&P does not sponsor, endorse, sell or promote the Indexed Equity Fund or the Asset Manager Fund or represent the advisability of investing in the Funds.

          The Indexed Equity Fund and the Asset Manager Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Monitor or the Funds. S&P has no obligation to take the needs of Monitor or the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

          S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Funds, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The following is added to the section titled "Special Considerations for EAFE Index Fund, Indexed Equity Fund, Asset Manager Fund and Indexed Bond Fund" on page 38 of the SAI:

          The Asset Manager Fund also invests in common stocks selected to replicate the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Morgan Stanley REIT Index.

          The S&P MidCap 400 Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 Index is an unmanaged market-value weighted index in which each stock's weight is proportionate to its market value. As of November 30, 1999, the range of market capitalization of companies within the S&P MidCap 400 Index was $195 million to $23.4 billion.

          The S&P SmallCap 600 Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600 Index is an unmanaged market-value weighted index in which each stock's weight is proportionate to its market value. As of November 30, 1999, the range of market capitalization of companies in the S&P SmallCap 600 Index was $27 million to $3.3 billion.

          The Morgan Stanley REIT Index is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT Index is calculated by Morgan Stanley and Co., Inc. and reflects reinvestment of all applicable dividends, capital gains and interest.